February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

SERIES 1995-A

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee, (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 2 dated October 6, 1995 between Advanta as Seller and Servicer, and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as Supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between the Bank and the Trustee, the Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1995-A Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$169.951991
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$5.085069
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$166.666667
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$3.285324
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$5.085069
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-A Certificates	$80,777,157.60
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1995-A Certificates	$71,545,509.97
9. The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,813,181.67
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$557,413.01
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,624,215.31
13.The Class B Investor Default Amount for the prior Monthly Period is	$184,803.89
14.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
15.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
17.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
18.The amount of the Class A Servicing Fee for the prior Monthly Period is	$665,000.00
19.The amount of the Class B Servicing Fee for the prior Monthly Period is	$58,333.33
20.The Class A Pool Factor as of the Record Date for the Distribution Date is	0.50000000
21.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
22.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$299,250,000.00
23.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$299,250,000.00
24.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$35,000,000.00
25.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$35,000,000.00
26.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
27.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
28.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$7,000,000.00
29.The Collateral Investor Amount as of the close of business on the Distribution Date is	$31,392,458.09
30.The Available Enhancement Amount as of the close of business on the Distribution Date	$38,392,458.09
31.The amount of Interchange with respect to the prior Monthly Period is	$496,973.93
32.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
33.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	7.47%
34.The Net Portfolio Yield for the prior Monthly Period is	15.43%
35.The Base Rate for the Monthly Period is	7.96%
36.The aggregate amount of Principal Receivables as of the last day of the prior Monthly Period is	$11,358,476,623.07
37.The Excess Funding Amount as of the last day of the prior Monthly Period is	$0.00
38.The aggregate amount of Finance Charge Receivables as of the last day of the prior Monthly Period is	$295,848,312.86

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:----------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1995-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1995-A	5.03%	5.98%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

SERIES 1995-C

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee, (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 2 dated October 6, 1995 between Advanta as Seller and Servicer, and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as Supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between the Bank and the Trustee, the Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1995-C Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$15.978715
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$16.332604
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$15.978715
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$16.332604
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-C Certificates	$67,889,974.93
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1995-C Certificates	$58,743,888.55
9. The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,785,460.78
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$540,777.21
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,574,934.27
13.The Class B Investor Default Amount for the prior Monthly Period is	$178,643.77
14.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
15.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
17.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
18.The amount of the Class A Servicing Fee for the prior Monthly Period is	$814,583.33
19.The amount of the Class B Servicing Fee for the prior Monthly Period is	$57,500.00
20.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
21.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
22.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$488,750,000.00
23.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$488,750,000.00
24.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$34,500,000.00
25.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$34,500,000.00
26.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
27.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
28.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$8,625,000.00
29.The Collateral Investor Amount as of the close of business on the Distribution Date is	$51,750,000.00
30.The Available Enhancement Amount as of the close of business on the Distribution Date	$60,375,000.00
31.The amount of Interchange with respect to the prior Monthly Period is	$598,958.33
32.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
33.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.65%
34.The Net Portfolio Yield for the prior Monthly Period is	12.78%
35.The Base Rate for the Monthly Period is	8.13%
36.The aggregate amount of Principal Receivables as of the last day of the prior Monthly Period is	$11,358,476,623.07
37.The Excess Funding Amount as of the last day of the prior Monthly Period is	$0.00
38.The aggregate amount of Finance Charge Receivables as of the last day of the prior Monthly Period is	$295,848,312.86
39.The amount on deposit in the Pre-Funding Account as of the close of business on the Distribution Date is	$0.00
40.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
41.The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is	$0.00
42.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:----------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1995-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1995-C	4.91%	4.91%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1995-D

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23,1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 2 dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between the Bank and the Trustee, the Bank as Servicer is required to prepare certain information month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$4.893750
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$4.998472
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$4.893750
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$4.998472
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-D Certificates	$70,909,322.87
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1995-D Certificates	$61,375,997.61
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,050,581.20
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$482,744.06
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,999,983.22
13.The Class B Investor Default Amount for the prior Monthly Period is	$160,163.38
14.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
15.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
17.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
18.The amount of the Class A Servicing Fee for the prior Monthly Period is	$950,000.00
19.The amount of the Class B Servicing Fee for the prior Monthly Period is	$50,000.00
20.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
21.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
22.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$570,000,000.00
23.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$570,000,000.00
24.The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is	$519,000,000.00
25.The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is	$51,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$30,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$30,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$12,000,000.00
31.The amount on deposit in the Cash Collateral Account (including the principal balance of the Class A-2 Certificates as of the close of business on the Distribution Date	$63,000,000.00
32.The amount of Interchange with respect to the prior Monthly Period is	$625,000.00
33.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
34.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.87%

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:---------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1995-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1995-D	5.13%	5.13%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1995-F

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer and Bankers Trust Company, as Trustee (the "Trustee"), as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta as Seller and Servicer, and the Trustee, Amendment Number 2 dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1995-F Supplement dated as of November 21, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1. The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-1 Certificates	$5.041667
2. The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-2 Certificates	$4.893750
3. The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$4.982361
4. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-1 Certificates	$0.000000
5. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-2 Certificates	$0.000000
6. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
7. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-1 Certificate	$5.041667
8. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-2 Certificate	$4.893750
9. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B Certificate	$4.982361
10. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respectof the Series 1995-F Certificates	$100,352,119.29
11. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated inrespect of the Series 1995-F Certificates	$86,859,598.99
12. The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
13. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$12,005,911.96
14. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$706,360.33
15. The Class A Investor Default Amount for the prior Monthly Period is	$3,979,443.86
16. The Class B Investor Default Amount for the prior Monthly Period is	$234,084.93
17. The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
18. The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
19. The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
20. The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
21. The amount of the Class A Servicing Fee for the prior Monthly Period is	$630,416.66
22. The amount of the Class B Servicing Fee for the prior Monthly Period is	$37,187.50
23. The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
24. The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25. The Class A-1 Investor Amount after giving effect to any payments on the Distribution Date is	$378,250,000.00
26. The Class A-2 Investor Amount after giving effect to any payments on the Distribution Date is	$378,250,000.00
27. The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is	$378,250,000.00
28. The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is	$378,250,000.00
29. The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$44,625,000.00
30. The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$44,625,000.00
31. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
32. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
33. The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$17,000,000.00
34. The Collateral Investor Amount as of the close of business on the Distribution Date is	$48,875,000.00
35. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$17,000,000.00
36. The Available Enhancement Amount as of the close of business on the Distribution Date is	$65,875,000.00
37. The amount of Interchange with respect to the prior Monthly Period is	$885,416.68
38. The amount of Servicer Interchange with respect to the prior Monthly Period is	$708,333.33
39. The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
40. The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.76%
41. The Net Portfolio Yield for the prior Monthly Period is	12.73%
42. The Base Rate for the Monthly Period is	7.97%
43. The aggregate amount of Principal Receivables as of the last day of the prior Monthly Period is	$11,358,476,623.07
44. The Excess Funding Amount as of the last day of the prior Monthly Period is	$0.00
45. The aggregate amount of Finance Charge Receivables as of the last day of the prior Monthly Period is	$295,848,312.86

Fleet Bank (RI), National Association as Servicer

    /s/ JOHN KIRBY BRAY

By:-------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1995-F daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1995-F	7.26%	7.26%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-A

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer and Bankers Trust Company, as Trustee (the "Trustee"), as amended by Amendment Number 1 dated as of July 1, 1994, between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2 dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period") Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-1 Certificates	$5.000000
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A-2 Certificates	$4.925972
3.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$5.022639
4.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-1 Certificates	$0.000000
5.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A-2 Certificates	$0.000000
6.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
7.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-1 Certificate	$5.000000
8.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A-2 Certificate	$4.925972
9.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B Certificate	$5.022639
10.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-A Certificates	$59,022,599.23
11.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-A Certificates	$51,086,844.05
12.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
13.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,987,632.22
14.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$409,377.17
15.The Class A Investor Default Amount for the prior Monthly Period is	$2,316,208.82
16.The Class B Investor Default Amount for the prior Monthly Period is	$135,522.86
17.The Collateral Default Amount for the prior Monthly Period is	$178,643.77
18.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
19.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
20.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
21.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
22.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
23.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
24.The amount of the Class A Servicing Fee for the prior Monthly Period is	$183,333.33
25.The amount of the Class B Servicing Fee for the prior Monthly Period is	$10,937.50
26.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$14,062.50
27.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000
28.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000
29.The Class A-1 Investor Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
30.The Class A-2 Investor Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
31.The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
32.The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is	$220,000,000.00
33.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$26,250,000.00
34.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$26,250,000.00
35.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
36.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
37.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$10,000,000.00
38.The Collateral Investor Amount as of the close of business on the Distribution Date is	$33,750,000.00
39.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$10,000,000.00
40.The amount of Interchange with respect to the prior Monthly Period is	$520,833.34
41.The amount of Servicer Interchange with respect to the prior Monthly Period is	$416,666.67
42.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
43.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.75%

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By: -----------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1996-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1996-A	4.27%	4.27%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-B

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$16.054549
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$16.421076
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$16.054549
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$16.421076
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-B Certificates	$88,630,006.11
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-B Certificates	$76,690,086.74
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,337,320.65
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$652,267.44
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,418,872.06
13.The Class B Investor Default Amount for the prior Monthly Period is	$215,604.54
14.The Collateral Default Amount for the prior Monthly Period is	$314,166.62
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$270,312.50
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$17,187.50
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$25,000.00
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$648,750,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$648,750,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$41,250,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$41,250,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$15,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$60,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$15,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.62%
37.The Net Portfolio Yield for the prior Monthly Period is	12.79%
38.The Base Rate for the Monthly Period is	8.17%
39.The amount of Interchange with respect to the prior Monthly Period is	$781,250.00
40.The amount of Servicer Interchange for the prior Monthly Period is	$625,000.00
41.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
42.The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is	$0.00
43.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:------------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1996-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1996-B	6.41%	6.41%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-C

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-C Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$15.776493
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$16.105104
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$15.776493
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$16.105104
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-C Certificates	$82,686,686.95
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-C Certificates	$71,545,509.98
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,632,429.47
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$614,674.92
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,184,787.12
13.The Class B Investor Default Amount for the prior Monthly Period is	$203,284.28
14.The Collateral Default Amount for the prior Monthly Period is	$295,686.23
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$252,291.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$16,041.67
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$23,333.33
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$14,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$56,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$14,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.71%
37.The Net Portfolio Yield for the prior Monthly Period is	12.78%
38.The Base Rate for the Monthly Period is	8.07%
39.The amount of Interchange with respect to the prior Monthly Period is	$729,166.67
40.The amount of Servicer Interchange for the prior Monthly Period is	$583,333.33
41.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
42.The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is	$0.00
43.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:------------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1996-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1996-C	5.98%	5.98%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-D

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-D Supplement dated as of June 18, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-D Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$4.861528
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$4.982361
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$4.861528
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$4.982361
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-D Certificates	$82,659,040.26
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-D Certificates	$71,545,509.98
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,608,515.08
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$613,154.35
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,184,787.12
13.The Class B Investor Default Amount for the prior Monthly Period is	$203,284.28
14.The Collateral Default Amount for the prior Monthly Period is	$295,686.23
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$252,291.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$16,041.67
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$23,333.33
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$605,500,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$38,500,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$14,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$56,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$14,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.86%
37.The Net Portfolio Yield for the prior Monthly Period is	12.74%
38.The Base Rate for the Monthly Period is	7.88%
39.The amount of Interchange with respect to the prior Monthly Period is	$729,166.67
40.The amount of Servicer Interchange for the prior Monthly Period is	$583,333.33

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:------------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1996-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1996-D	5.98%	5.98%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1996-E

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-E Supplement dated as of November 1, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-E Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-E Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$4.821250
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$5.006528
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$4.821250
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$5.006528
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-E Certificates	$59,022,599.19
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-E Certificates	$51,086,844.07
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,875,628.71
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$428,044.42
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,279,248.04
13.The Class B Investor Default Amount for the prior Monthly Period is	$141,682.99
14.The Collateral Default Amount for the prior Monthly Period is	$209,444.41
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$180,208.33
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$11,458.33
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$16,666.67
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$432,500,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$432,500,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$27,500,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$27,500,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$10,000,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$40,000,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$10,000,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.91%
37.The Net Portfolio Yield for the prior Monthly Period is	12.73%
38.The Base Rate for the Monthly Period is	7.82%
39.The amount of Interchange with respect to the prior Monthly Period is	$520,833.33
40.The amount of Servicer Interchange for the prior Monthly Period is	$416,666.67

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:------------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1996-E daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1996-E	4.27%	4.27%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit CardMaster Trust II

Series 1998-A

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee, Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer and the Trustee, Amendment Number 3 dated as of February 20, 1998 between the Bank, as Seller and Servicer and the Trustee, and as further amended by Amendment Number 4 dated as of May 14, 1999 between the Bank as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement dated as of February 6, 1998 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among the Bank and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1998-A Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class A Certificates	$4.772917
2.The total amount of the distribution on the Payment Date per $1000 original principal amount of Class B Certificates	$4.934028
3.The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal amount of the Class A Certificate	$4.772917
6.The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal amount of the Class B Certificate	$4.934028
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1998-A Certificates	$135,875,284.06
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1998-A Certificates	$117,607,418.53
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$15,349,869.26
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$1,374,865.35
12.The Class A Investor Default Amount for the prior Monthly Period is	$5,088,267.24
13.The Class B Investor Default Amount for the prior Monthly Period is	$455,849.61
14.The Collateral Default Amount for the prior Monthly Period is	$511,290.78
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$1,610,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$143,750.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$162,916.67
24.The Class A Pool Factor as of the Record Date for the Distribution Date is	1.00000000
25.The Class B Pool Factor as of the Record Date for the Distribution Date is	1.00000000
26.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$966,000,000.00
27.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$966,000,000.00
28.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$86,250,000.00
29.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$86,250,000.00
30.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
31.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity any activity on the Distribution Date is	0.00
32.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$28,750,000.00
33.The Collateral Investor Amount as of the close of business on the Distribution Date is	$97,750,000.00
34.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$28,750,000.00
35.The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.95%
37.The Net Portfolio Yield for the prior Monthly Period is	12.74%
38.The Base Rate for the Monthly Period is	7.79%
39.The amount of Interchange with respect to the prior Monthly Period is	$1,197,916.67
40.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
41.The amount on deposit in the Pre-Funding Account as of the close of business on the Distribution Date is	$0.00

Fleet Bank (RI), National Association as Servicer

    /s/JOHN KIRBY BRAY

By:------------------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1998-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1998-A	9.83%	9.83%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-A

Under the Amended and Restated Master Pooling and Servicing Agreement dated as ofDecember 1, 1993, (as amended and restated on May 23, 1994, and as amended by AmendmentNumber 1, dated as of July 1, 1994, Amendment Number 2, dated as of October 6, 1995, Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4 dated as of May 14, 1999 and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association (the "Bank") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta National Bank, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-A Supplement, dated as of March 23, 1999, by and between the Bank, as Seller and Servicer, and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-A Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$4.829306
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$5.006528
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$4.829306
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$5.006528
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-A	$70,909,322.92
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-A	$61,375,997.65
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,916,306.67
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$706,750.95
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,624,215.31
13.The Class B Investor Default Amount for the prior Monthly Period is	$234,084.93
14.The Class C Investor Default Amount for the prior Monthly Period is	$301,846.36
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Period is	$0.00
17.The aggregate amount of Class C Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Class C Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$830,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$75,000.00
23.The amount of the Class C Servicing Fee for the prior Monthly Period is	$95,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$498,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$498,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$9,000,000.00
31.The Class C Invested Amount as of the close of business on the Distribution Date is	$57,000,000.00
32.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$9,000,000.00
33.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
34.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
35.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.86%
36.The Net Portfolio Yield for the prior Monthly Period is	12.75%
37.The Base Rate for the Prior Monthly Period is	7.89%
38.The amount of Interchange with respect to the prior Monthly Period is	$625,000.00
39.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

FLEET BANK (RI), NATIONAL ASSOCIATION as Servicer

    /s/JOHN KIRBY BRAY

By:----------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1999-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1999-A	5.13%	5.13%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-B

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, Amendment Number 2, dated as of October 6, 1995, Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4 dated as of May 14, 1999 and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association (the "Bank") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the, "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-B Supplement, dated as of July 22, 1999, by and between the Bank, as Seller and Servicer, and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding the current distributions to all Series 1999-B C ertificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior monthly period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$4.901806
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$5.054861
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$4.901806
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$5.054861
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of theSeries 1999-B	$59,022,599.19
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-B	$51,086,844.07
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,596,922.19
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$594,747.50
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,186,846.09
13.The Class B Investor Default Amount for the prior Monthly Period is	$197,124.15
14.The Collateral Investor Default Amount for the prior Monthly Period is	$246,405.19
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$691,666.67
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$62,500.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$79,166.67
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$415,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$415,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$37,500,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$37,500,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$7,500,000.00
31.The Collateral Invested Amount as of the close of business on the Distribution Date is	$47,500,000.00
32.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$7,500,000.00
33.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
34.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
35.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.77%
36.The Net Portfolio Yield for the prior Monthly Period is	12.73%
37.The Base Rate for the Prior Monthly Period is	7.96%
38.The amount of Interchange with respect to the prior Monthly Period is	$520,833.34
39.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

FLEET BANK (RI), NATIONAL ASSOCIATION as Servicer

    /s/ JOHN KIRBY BRAY

By:---------------------------------

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1999-B daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1999-B	4.27%	4.27%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-C

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, Amendment Number 2, dated as of October 6, 1995, Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4 dated as of May 14, 1999 and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association (the "Bank") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the, "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-C Supplement, dated as of November 3, 1999, by and between the Bank, as Seller and Servicer, and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding the current distributions to all Series 1999-C Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior monthly period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$5.750000
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$6.000000
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$5.750000
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$6.000000
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-C	$35,386,158.21
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-C	$30,628,178.19
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$4,014,155.05
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$316,301.40
12.The Class A Investor Default Amount for the prior Monthly Period is	$1,330,588.04
13.The Class B Investor Default Amount for the prior Monthly Period is	$104,722.21
14.The Collateral Investor Default Amount for the prior Monthly Period is	$141,682.99
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$421,250.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$33,750.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$45,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$252,750,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$252,750,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$20,250,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$20,250,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$27,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	3.82%
34.The Net Portfolio Yield for the prior Monthly Period is	12.72%
35.The Base Rate for the Prior Monthly Period is	8.90%
36.The amount of Interchange with respect to the prior Monthly Period is	$312,500.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

FLEET BANK (RI), NATIONAL ASSOCIATION as Servicer

    /s/ JOHN KIRBY BRAY

By:_________________________________________

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1999-C daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1999-C	2.56%	2.56%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-D

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, Amendment Number 2, dated as of October 6, 1995, Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4 dated as of May 14, 1999 and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association (the "Bank") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the, "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-D Supplement, dated as of November 3, 1999, by and between the Bank, as Seller and Servicer, and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding the current distributions to all Series 1999-D Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior monthly period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$4.917917
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$5.143472
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$4.917917
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$5.143472
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-D	$70,909,322.92
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-D	$61,375,997.67
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$7,768,010.42
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$706,750.95
12.The Class A Investor Default Amount for the prior Monthly Period is	$2,574,934.27
13.The Class B Investor Default Amount for the prior Monthly Period is	$234,084.93
14.The Collateral Investor Default Amount for the prior Monthly Period is	$351,127.40
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$815,000.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$75,000.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$110,000.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$489,000,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$489,000,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$45,000,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$66,000,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.62%
34.The Net Portfolio Yield for the prior Monthly Period is	12.75%
35.The Base Rate for the Prior Monthly Period is	8.13%
36.The amount of Interchange with respect to the prior Monthly Period is	$625,000.00
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

FLEET BANK (RI), NATIONAL ASSOCIATION as Servicer

    /s/ JOHN KIRBY BRAY

By:_________________________________________

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 1999-D daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/1 - 02/29	1999-D	5.13%	5.13%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer

February, 2000

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-A

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, (as amended and restated on May 23, 1994, and as amended by Amendment Number 1, dated as of July 1, 1994, Amendment Number 2, dated as of October 6, 1995, Amendment Number 3, dated as of February 20, 1998, and as further amended by Amendment Number 4 dated as of May 14, 1999 and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association (the "Bank") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta, the Bank, Fleet Credit Card, LLC, and Bankers Trust Company, as trustee, the, "Amended and Restated Pooling and Servicing Agreement") between the Bank, as seller (in such capacity, together with its predecessors as sellers during such period as any such predecessors were sellers, the "Seller") and servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-A Supplement, dated as of February 2, 2000, by and between the Bank, as Seller and Servicer, and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding the current distributions to all Series 2000-A Certificateholders. This statement relates to the March 15, 2000 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior monthly period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.
1.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class A Certificates	$7.054833
2.The total amount of the distribution on the Distribution Date per $1000 original principal amount of Class B Certificates	$7.288167
3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0.000000
4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0.000000
5.The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$7.054833
6.The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$7.288167
7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-A	$85,616,285.55
8.The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-A	$74,106,094.67
9.The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,390,644.75
11.The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$862,002.89
12.The Class A Investor Default Amount for the prior Monthly Period is	$3,217,227.04
13.The Class B Investor Default Amount for the prior Monthly Period is	$295,271.32
14.The Collateral Investor Default Amount for the prior Monthly Period is	$430,604.00
15.The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.The aggregate amount of Collateral Investor Charge-offs for the prior Monthly Period is	$0.00
18.The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.The aggregate amount of Collateral Investor Charge-offs reimbursed on the Distribution Date is	$0.00
21.The amount of the Class A Servicing Fee for the prior Monthly Period is	$534,844.00
22.The amount of the Class B Servicing Fee for the prior Monthly Period is	$49,219.00
23.The amount of the Collateral Servicing Fee for the prior Monthly Period is	$72,187.00
24.The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$611,250,000.00
25.The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$611,250,000.00
26.The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$56,250,000.00
27.The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$56,250,000.00
28.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	0.00
29.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	0.00
30.The Collateral Invested Amount as of the close of business on the Distribution Date is	$82,500,000.00
31.The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	0.00
33.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	5.76%
34.The Net Portfolio Yield for the prior Monthly Period is	13.15%
35.The Base Rate for the Prior Monthly Period is	7.39%
36.The amount of Interchange with respect to the prior Monthly Period is	$729,166.66
37.The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00

FLEET BANK (RI), NATIONAL ASSOCIATION as Servicer

    /s/ JOHN KIRBY BRAY

By:_________________________________________

John Kirby Bray

Executive Vice President and

Chief Financial Officer

Series 2000-A daily percentages during the prior Monthly Period
		Floating Allocation Percentage	Principal Allocation Percentage
02/2 - 02/29	2000-A	6.41%	6.41%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

AGGREGATE ACCOUNT BALANCE
(a) 30-59 days:	$129,819,551.12
(b) 60-89 days:	$91,405,745.76
(c) 90-119 days:	$71,325,219.79
(d) 120-149 days:	$61,288,391.31
(d) 150-179 days:	$52,251,577.47
(d) 180 or more days:	$15,228,777.68
TOTAL	$421,319,263.13

Fleet Bank (RI), National Association as Servicer
/s/ JOHN KIRBY BRAY
By:	John Kirby Bray
Executive Vice President and Chief Financial Officer